Exhibit 10.181

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00251121.0

AMENDMENT

Date of Amendment: October 1, 2018

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	*******************************

•	MSCI Japan Equal Weighted Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds (each, a “Fund” as such term is defined in the Agreement):

•	***********************************

•	iShares MSCI Japan Equal Weighted ETF

or such other names as agreed by Licensee and MSCI in writing.

The Funds identified above shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a ********* license fee based on *******************************************************************, which fee shall be calculated and payable on a ***************.  The ********* license fee shall be ********************************************************************************************* ******************************************************************************************* *** , as follows:

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A.N.: 130339

AMD_00251121.0

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For the avoidance of doubt, the ********* license fees shall be calculated *************.  For example,******** ********************************************************************************************* ******************************************************************************************** ********************************************************************************************* ******************************************************************************************** ********************************************************************************************* ****************************************.

“Expense Ratio” shall mean the ****************************************** when dividing ********************************************************************************************* ********************************************************************************************* ********************************************************************************.

Notwithstanding anything to the contrary, if during any relevant period any Fund ************************ ***** or ************************************************ or if any Fund has an **************** ****, the ********* licensee fee for such Fund shall *********************************************** ******************************************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to any Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the applicable Fund that is based on such Index.

c.

If Licensee delists any Fund identified above or changes the underlying Index for any Fund, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

A.N.: 130339

AMD_00251121.0

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors	MSCI Inc.
By /s/ Ruth Weiss	By /s/ Alex Gil
Name Ruth Weiss	Name Alex Gil
Title Managing Director	Title Executive Director
Date 10.16.18	Date Oct 19, 2018

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